Exhibit 32(a)

CERTIFICATION OF PERIODIC REPORT

RULE 1350 CERTIFICATIONS OF CEO

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,

As Codefied at 18 U.S.C. Section 1350

I, the undersigned J. Kenneth Glass, Chairman of the Board, President and Chief Executive Officer of First Horizon National Corporation ("Corporation"), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, as follows:

1.           The Corporation’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2005, (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

2.            The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Dated:  May 9, 2005

/s/ J. Kenneth Glass______________

J. Kenneth Glass

Chairman of the Board, President and Chief Executive Officer